UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

NAVISTAR INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (331) 332-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 26, 2015, Navistar Financial Dealer Note Master Owner Trust II (the “Issuing Entity”) and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee (the “Indenture Trustee”), entered into Amendment No. 2 to Series 2012-VFN Indenture Supplement (the “VFN Indenture Amendment”), which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The VFN Indenture Amendment amends the Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between the Issuing Entity and the Indenture Trustee (filed as Exhibit 10.1 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to allow for the issuance of additional series 2012-VFN notes equal in rank to any existing series 2012-VFN notes.

On January 26, 2015, Navistar Financial Securities Corporation, as the seller (“NFSC”), Navistar Financial Corporation, as the servicer (“NFC”), and The Bank of Nova Scotia, as a managing agent and as a committed purchaser (“Bank of Nova Scotia”), Liberty Street Funding LLC, as a conduit purchaser (“Liberty Street”), Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser (collectively, the “Purchaser Parties”), and Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser (“Deutsche Bank”), entered into Amendment No. 4 to Note Purchase Agreement (the “NPA Amendment”), which is attached as Exhibit 10.2 and incorporated by reference herein. The NPA Amendment amends the Note Purchase Agreement, dated as of August 29, 2012, among NFSC, NFC and the Purchaser Parties (filed as Exhibit 10.2 to the registrant’s Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618), to, among other things, extend the Scheduled Purchase Expiration Date to January 25, 2016, provide the payment in full of amounts owing to Bank of Nova Scotia and Liberty Street and evidence the joinder of Deutsche Bank as a party thereto.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following documents are filed herewith:

Exhibit No.	Description

10.1	Amendment No. 2 to Series 2012-VFN Indenture Supplement, dated as of January 26, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee.

10.2	Amendment No. 4 to the Note Purchase Agreement, dated as of January 26, 2015, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: January 27, 2015

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 2 to Series 2012-VFN Indenture Supplement, dated as of January 26, 2015, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee.

10.2	Amendment No. 4 to the Note Purchase Agreement, dated as of January 26, 2015, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, Deutsche Bank AG, New York Branch, as a managing agent and as a committed purchaser and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser.